UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-06071

DWS Institutional Funds

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

DECEMBER 31, 2006

Annual Report
to Shareholders

DWS U.S. Bond Index Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Investment Management Agreement Approval

click here Trustees and Officers

click here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. The fund may not be able to replicate the Lehman Brothers Aggregate Bond Index closely enough to track its performance for several reasons, including the fund's cost to buy and sell securities, the flow of money into and out of the fund and the potential underperformance of securities selected. Additionally, the fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary December 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Average Annual Total Returns as of 12/31/06
DWS U.S. Bond Index Fund	1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	4.19%	3.55%	4.86%	6.09%
Lehman Brothers Aggregate Bond Index+	4.33%	3.70%	5.06%	6.23%

Sources: Lipper Inc. and Deutsche Asset Management, Inc.

* The Fund commenced operations on June 30, 1997. Index returns began June 30, 1997.
Net Asset Value and Distribution Information
Institutional Class
Net Asset Value: 12/31/06	$ 10.09
12/31/05	$ 10.18
Distribution Information: Twelve Months: Income Dividends as of 12/31/06	$ .50
Capital Gain Distributions as of 12/31/06	$ .01
December Income Dividend	$ .0424
SEC 30-day Yield as of 12/31/06++	5.10%
Current Annualized Distribution Rate as of 12/31/06++	4.95%
++ The SEC yield is net investment income per share earned over the month ended December 31, 2006, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. The SEC yield would have been 4.73% had certain expenses not been reduced. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on December 31, 2006. Distribution rate simply measures the level of dividends and is not a complete measure of performance. The current annualized distribution rate would have been 4.58% had certain expenses not been reduced. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Institutional Class Lipper Rankings — Intermediate Investment Grade Debt Funds Category as of 12/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	171	of	486	36
3-Year	142	of	419	34
5-Year	120	of	357	34

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total returns with distributions reinvested.

Growth of an Assumed $1,000,000 Investment
[] DWS U.S. Bond Index Fund — Institutional Class [] Lehman Brothers Aggregate Bond Index+

Yearly periods ended December 31
Comparative Results as of 12/31/06
DWS U.S. Bond Index Fund		1-Year	3-Year	5-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,041,900	$1,110,400	$1,267,700	$1,752,600
	Average annual total return	4.19%	3.55%	4.86%	6.09%
Lehman Brothers Aggregate Bond Index+	Growth of $1,000,000	$1,043,300	$1,115,000	$1,279,800	$1,776,300
	Average annual total return	4.33%	3.70%	5.06%	6.23%

The growth of $1,000,000 is cumulative.

The minimum initial investment for the Institutional Class is $1,000,000.

* The Fund commenced operations on June 30, 1997. Index returns began June 30, 1997.
+ The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with an average maturity of one year or more. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees and other Fund expenses. Examples of transaction costs include redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (July 1, 2006 to December 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Fund Return	Institutional Class
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,049.00
Expenses Paid per $1,000*	$ .77
Hypothetical 5% Fund Return	Institutional Class
Beginning Account Value 7/1/06	$ 1,000.00
Ending Account Value 12/31/06	$ 1,024.45
Expenses Paid per $1,000*	$ .77
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratio	Institutional Class
DWS U.S. Bond Index Fund	.15%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS U.S. Bond Index Fund: A Team Approach to Investing

Deutsche Asset Management, Inc. ("DAMI" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for U.S. Bond Index Portfolio, in which the fund invests all of its assets. DAMI provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DAMI is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Northern Trust Investments, N.A. ("NTI"), a subsidiary of Northern Trust Company, is the subadvisor for the portfolio. As of December 31, 2006, Northern Trust Corporation and its subsidiaries had assets under custody of $3.5 billion, and assets under investment management of $697 billion.

A group of investment professionals is responsible for the day-to-day management of the portfolio.

Portfolio Manager

Louis R. D'Arienzo

Vice President of NTI and Lead Portfolio Manager of the fund.

Responsible for the management of various fixed income index portfolios.

Joined NTI in 2003 and the fund in 1997.

For the five years prior thereto, he was a trader and portfolio manager with Deutsche Bank.

In the following interview, Lead Portfolio Manager Louis D'Arienzo discusses the market environment and fund performance for DWS U.S. Bond Index Fund during the 12-month period ended December 31, 2006.

Q: How did DWS U.S. Bond Index Fund perform during its most recent fiscal year?

A: DWS U.S. Bond Index Fund closely tracked the performance of its benchmark, the Lehman Brothers Aggregate Bond Index, for the 12 months ended December 31, 2006.1 The fund produced a return of 4.19% (Institutional Class shares) for the annual period, as compared with 4.33% for the benchmark. The fund also outperformed the 4.06% average return of its Lipper category, Intermediate Investment Grade Debt Funds.2 (Past performance is no guarantee of future results. Please see pages 4 and 5 for more complete performance information.)

1 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with an average maturity of one year or more. Index returns assume reinvestment of all distributions and, unlike fund returns, do not include any fees or expenses. It is not possible to invest directly into an index.
2 The Lipper Intermediate Investment Grade Debt Funds category is comprised of funds that invest primarily in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to 10 years. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Intermediate Investment Grade Debt Funds category. For the one-, three- and five-year periods this category's average was 4.06% (486 funds), 3.27% (419 funds) and 4.53% (357 funds), respectively, as of 12/31/06. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

Q: Will you characterize conditions for the bond market in 2006?

A: During the first half of the annual period, yields rose sharply across all maturities — a reflection of a strong economy, an uptick in inflation and the open-ended nature of the US Federal Reserve Board's (the Fed's) interest rate policy. The yield on the 10-year US Treasury note, which stood at 4.39% on December 31, 2005, rose to a high of 5.25% at its peak on June 28, 2006. The yield on the two-year note ended 2005 at 4.41% and peaked at 5.29% on June 28 (its highest level since December 2000). June 28 marked a turning point for the bond market, as it was the first time in its previous 17 meetings that the Fed elected not to raise short-term rates. Further, the Federal Open Market Committee changed the language in its statement to read that additional increases were no longer inevitable, but would in fact be dependent on incoming economic data.

Following this shift in Fed policy, the momentum in the bond market grew increasingly positive as the economic numbers released through the summer and fall began to indicate that US economic growth was moderating. Most notably, housing market data began to indicate that the long-anticipated slowdown in this key pillar of economic growth had finally begun, a development with wide-ranging implications for other sectors of the economy. In addition, job growth slowed, energy prices began to decline, inflation remained well contained and auto sales continued to soften. With this as a backdrop, US Treasury yields declined significantly from their June 28 highs. By December 31, 2006, the yield on the 10-year note had fallen back to 4.71%, while the two-year yield had retreated to 4.82%.

Elsewhere in the bond market, mortgage-backed securities marginally outperformed US Treasuries, while municipal bonds lagged by a small margin. Investment-grade corporate issues performed well due to continued improvements in the financial strength of US companies.

US Treasury Bond Yield Curve (ending 12/31/05 and 12/31/06)

Past performance is no guarantee of future results.

Source: Bloomberg

Q: How did the various maturities within the US Treasury market perform?

A: Yields on two-, five- and 10-year maturity US Treasuries increased over the period. The end result was a continued flattening of the yield curve.

Q: How do you expect to manage the fund in the coming months?

A: As an index fund, we seek to replicate as closely as possible (before deduction of expenses) the investment performance of the fund's benchmark, the Lehman Brothers Aggregate Bond Index. Thus, we neither evaluate short-term fluctuations in the fund's performance nor manage according to a given outlook for the bond market or the economy in general. Still, we will continue to monitor economic conditions and the way they affect the financial markets, as we seek to closely track the performance of the broad US bond market.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

US Government Agency Sponsored Pass-Throughs	31%	34%
US Treasury Obligations	26%	16%
Corporate Bonds	16%	19%
US Government Sponsored Agencies	9%	12%
Foreign Bonds — US$ Denominated	5%	6%
Commercial and Non-Agency Mortgage-Backed Securities	5%	5%
Cash Equivalents & Other, net	3%	2%
Government National Mortgage Association	3%	4%
Asset Backed	2%	2%
	100%	100%
Corporate and Foreign Bonds Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	12/31/06	12/31/05

Financials	47%	45%
Consumer Discretionary	8%	9%
Sovereign Bonds	7%	8%
Telecommunication Services	7%	7%
Utilities	6%	7%
Energy	6%	6%
Consumer Staples	6%	5%
Industrials	5%	5%
Materials	3%	3%
Health Care	3%	3%
Information Technology	2%	2%
	100%	100%
Quality	12/31/06	12/31/05

US Government Obligations	69%	66%
AAA	11%	11%
AA	5%	5%
A	8%	10%
BBB	7%	8%
	100%	100%

Asset allocation, corporate and foreign bonds diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

Effective Maturity	12/31/06	12/31/05

Under 1 year	3%	4%
1-4.99 years	43%	33%
5-9.99 years	43%	52%
10-14.99 years	5%	4%
15 years or greater	6%	7%
	100%	100%

Weighted average effective maturity: 6.73 years and 6.99 years, respectively.

Effective maturity is subject to change.

For more complete details about the Fund's investment portfolio, see page 14. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of December 31, 2006

	Principal Amount ($)	Value ($)

Corporate Bonds 15.9%
Consumer Discretionary 1.7%
CBS Corp., 7.7%, 7/30/2010	200,000	213,626
Comcast Cable Communications Holdings, Inc.:
6.2%, 11/15/2008	100,000	101,583
6.875%, 6/15/2009	60,000	62,067
8.375%, 3/15/2013	90,000	102,516
Comcast Cable Holdings LLC, 7.125%, 2/15/2028	100,000	106,740
Comcast Corp., 5.85%, 1/15/2010 (a)	25,000	25,349
Cox Communications, Inc., 7.875%, 8/15/2009	50,000	52,913
DaimlerChrysler NA Holding Corp.:
7.2%, 9/1/2009	150,000	155,604
8.0%, 6/15/2010 (a)	150,000	160,705
Federated Department Stores, Inc., 7.45%, 7/15/2017	150,000	162,287
Gannett Co., Inc., 6.375%, 4/1/2012 (a)	50,000	51,471
Gillette Co., 2.5%, 6/1/2008	50,000	48,074
Home Depot, Inc., 4.625%, 8/15/2010	100,000	97,897
Kimberly-Clark Corp., 5.625%, 2/15/2012	50,000	50,834
Knight-Ridder, Inc., 5.75%, 9/1/2017	25,000	23,227
News America Holdings, Inc., 9.25%, 2/1/2013	100,000	117,337
News America, Inc., 5.3%, 12/15/2014	25,000	24,576
R.R. Donnelley & Sons Co., 5.5%, 5/15/2015	25,000	23,620
Target Corp., 5.875%, 3/1/2012	200,000	205,569
Time Warner Entertainment Co. LP, 7.25%, 9/1/2008	100,000	102,812
Time Warner, Inc.:
6.625%, 5/15/2029	10,000	10,127
6.75%, 4/15/2011	150,000	157,021
6.875%, 5/1/2012	100,000	105,675
6.95%, 1/15/2028	30,000	31,482
7.7%, 5/1/2032	25,000	28,207
Viacom, Inc., 6.875%, 4/30/2036	100,000	98,868
Walt Disney Co., 6.2%, 6/20/2014	75,000	78,512
		2,398,699
Consumer Staples 1.2%
Anheuser Busch Companies, Inc., 4.95%, 1/15/2014	100,000	96,824
Bottling Group LLC, 5.0%, 11/15/2013	50,000	48,869
Coca-Cola Co., 5.75%, 3/15/2011	25,000	25,558
Coca-Cola Enterprises, Inc., 8.5%, 2/1/2022	75,000	95,143
ConAgra Foods, Inc., 7.125%, 10/1/2026	100,000	109,712
Coors Brewing Co., 6.375%, 5/15/2012	10,000	10,348
CVS Corp., 4.0%, 9/15/2009	50,000	48,339
Fortune Brands, Inc., 4.875%, 12/1/2013	50,000	47,074
Fred Meyer, Inc., 7.45%, 3/1/2008	50,000	51,082
General Mills, Inc., 6.0%, 2/15/2012	48,000	49,167
H.J. Heinz Finance Co.:
6.0%, 3/15/2012	25,000	25,392
6.625%, 7/15/2011 (a)	25,000	26,002
Kellogg Co., Series B, 6.6%, 4/1/2011	50,000	52,435
Kraft Foods, Inc.:
4.0%, 10/1/2008	100,000	97,803
5.625%, 11/1/2011	50,000	50,531
6.25%, 6/1/2012	40,000	41,552
Kroger Co., 8.0%, 9/15/2029	50,000	57,713
Procter & Gamble Co., 6.875%, 9/15/2009	200,000	208,658
Safeway, Inc.:
6.5%, 11/15/2008	90,000	91,580
6.5%, 3/1/2011	80,000	82,765
Unilever Capital Corp., 7.125%, 11/1/2010	50,000	53,111
Wal-Mart Stores, Inc.:
5.25%, 9/1/2035	200,000	183,660
6.875%, 8/10/2009	100,000	104,183
		1,657,501
Energy 0.9%
Alabama Power Co.:
5.5%, 10/15/2017	100,000	99,926
5.7%, 2/15/2033 (a)	50,000	49,560
Burlington Resources, Inc., 7.375%, 3/1/2029	50,000	59,747
Conoco, Inc., 6.95%, 4/15/2029	150,000	170,381
Devon Financing Corp., 6.875%, 9/30/2011	100,000	105,742
Duke Capital Corp., 7.5%, 10/1/2009	50,000	52,609
Duke Energy Field Services Corp., 8.125%, 8/16/2030	25,000	30,690
Enterprise Products Operating LP:
Series B, 5.6%, 10/15/2014	50,000	49,107
Series B, 6.875%, 3/1/2033	25,000	26,104
Exelon Generation Co. LLC, 6.95%, 6/15/2011	25,000	26,337
Kinder Morgan Energy Partners LP, 6.75%, 3/15/2011	60,000	62,429
MidAmerican Energy Holdings Co.:
3.5%, 5/15/2008	75,000	73,127
5.875%, 10/1/2012	25,000	25,449
6.125%, 4/1/2036	50,000	50,403
Occidental Petroleum Corp., 6.75%, 1/15/2012	100,000	106,093
PPL Energy Supply LLC, 6.4%, 11/1/2011	25,000	25,882
Union Pacific Resources Group, Inc., 7.5%, 10/15/2026	60,000	66,475
Valero Energy Corp., 6.875%, 4/15/2012	50,000	52,865
XTO Energy, Inc., 5.3%, 6/30/2015	50,000	48,375
		1,181,301
Financials 7.5%
Allstate Corp.:
5.35%, 6/1/2033	50,000	46,921
7.2%, 12/1/2009	100,000	105,343
American Express Credit Corp., 3.0%, 5/16/2008	50,000	48,528
American General Finance Corp.:
Series I, 3.875%, 10/1/2009	100,000	96,237
Series H, 5.375%, 10/1/2012	75,000	74,792
American International Group, Inc.:
2.875%, 5/15/2008	50,000	48,376
4.25%, 5/15/2013	100,000	93,767
Archstone-Smith Operating Trust (REIT), 5.25%, 5/1/2015	75,000	73,588
Assurant, Inc., 5.625%, 2/15/2014	25,000	24,932
Avalonbay Communities, 6.125%, 11/1/2012 (a)	30,000	31,081
AXA Financial, Inc., 7.75%, 8/1/2010	100,000	107,707
Bank of America Corp.:
5.125%, 11/15/2014	100,000	98,403
5.75%, 8/15/2016	100,000	102,063
5.875%, 2/15/2009	50,000	50,702
7.8%, 2/15/2010	200,000	214,764
Bank of New York Co., Inc., 7.3%, 12/1/2009	65,000	68,463
Bank of Tokyo-Mitsubishi NY, 7.4%, 6/15/2011	10,000	10,804
Bank One Corp.:
7.625%, 10/15/2026	50,000	59,721
7.75%, 7/15/2025	100,000	119,159
7.875%, 8/1/2010	50,000	54,236
BB&T Corp., 5.2%, 12/23/2015	100,000	98,252
Bear Stearns Companies, Inc., 4.0%, 1/31/2008	150,000	147,928
Boeing Capital Corp., 6.1%, 3/1/2011 (a)	110,000	113,642
Boston Properties, Inc., 6.25%, 1/15/2013	50,000	52,036
Caterpillar Financial Services Corp., Series F, 4.75%, 2/17/2015	25,000	23,862
Charter One Bank NA, 6.375%, 5/15/2012	10,000	10,553
Chubb Corp., 6.0%, 11/15/2011	10,000	10,264
CIT Group, Inc.:
5.0%, 11/24/2008	75,000	74,629
7.75%, 4/2/2012	100,000	110,251
Citigroup, Inc.:
5.0%, 9/15/2014	150,000	146,460
5.3%, 1/7/2016 (a)	100,000	99,206
5.875%, 2/22/2033	100,000	100,324
6.0%, 10/31/2033	100,000	102,419
6.5%, 1/18/2011	150,000	156,945
6.625%, 6/15/2032	50,000	55,236
7.25%, 10/1/2010	50,000	53,291
Countrywide Home Loans, Inc., 4.0%, 3/22/2011	100,000	94,936
Credit Suisse (USA), Inc.:
4.875%, 1/15/2015	150,000	145,459
5.125%, 8/15/2015	25,000	24,608
5.375%, 3/2/2016 (a)	50,000	50,006
6.125%, 11/15/2011	100,000	103,545
6.5%, 1/15/2012	100,000	105,093
EOP Operating LP, 7.0%, 7/15/2011	100,000	108,218
ERP Operating LP, 6.625%, 3/15/2012	50,000	52,720
FIA Credit Services NA, 4.625%, 8/3/2009	50,000	49,317
Fifth Third Bancorp, 4.5%, 6/1/2018	50,000	45,141
FleetBoston Financial Corp.:
6.875%, 1/15/2028	45,000	50,418
7.375%, 12/1/2009	65,000	68,613
Fund American Co., Inc., 5.875%, 5/15/2013	50,000	49,701
General Electric Capital Corp.:
Series A, 4.625%, 9/15/2009 (a)	63,000	62,195
5.45%, 1/15/2013	200,000	201,913
Series A, 5.875%, 2/15/2012	200,000	205,663
6.0%, 6/15/2012	200,000	207,034
Series A, 6.75%, 3/15/2032	100,000	114,528
6.875%, 11/15/2010	50,000	52,864
Hartford Financial Services Group, Inc., 4.625%, 7/15/2013	50,000	47,718
HSBC Bank USA, 4.625%, 4/1/2014	50,000	47,659
HSBC Finance Corp.:
4.75%, 7/15/2013	100,000	96,966
5.0%, 6/30/2015	50,000	48,618
5.5%, 1/19/2016	50,000	50,236
5.875%, 2/1/2009	100,000	101,435
6.375%, 10/15/2011	50,000	52,284
6.4%, 6/17/2008	100,000	101,532
6.75%, 5/15/2011	125,000	132,292
7.0%, 5/15/2012	100,000	107,819
International Lease Finance Corp.:
3.5%, 4/1/2009	25,000	24,048
Series R, 5.55%, 9/5/2012	100,000	100,266
iStar Financial, Inc., 5.15%, 3/1/2012	75,000	72,940
John Deere Capital Corp.:
6.0%, 2/15/2009	35,000	35,469
7.0%, 3/15/2012	100,000	107,014
John Hancock Financial Services, Inc., 5.625%, 12/1/2008	25,000	25,124
JPMorgan Chase & Co.:
6.375%, 4/1/2008	100,000	101,009
6.75%, 2/1/2011	100,000	105,131
7.125%, 6/15/2009	100,000	104,303
KeyCorp., Series G, 4.7%, 5/21/2009	100,000	98,402
Lehman Brothers Holdings, Inc.:
3.5%, 8/7/2008	50,000	48,605
4.0%, 1/22/2008	50,000	49,311
Series G, 4.8%, 3/13/2014 (a)	200,000	192,526
Marsh & McLennan Companies, Inc., 5.375%, 7/15/2014 (a)	50,000	48,112
Marshall & Ilsley Corp., 4.375%, 8/1/2009	50,000	48,902
MBIA, Inc., 9.375%, 2/15/2011	125,000	143,523
Merrill Lynch & Co., Inc.:
5.0%, 2/3/2014	25,000	24,466
Series C, 5.0%, 1/15/2015	25,000	24,355
6.0%, 2/17/2009	250,000	254,072
6.5%, 7/15/2018	50,000	53,796
MetLife, Inc.:
5.0%, 6/15/2015	100,000	96,988
6.125%, 12/1/2011	25,000	25,844
6.4%, 12/15/2036	25,000	25,115
Morgan Stanley:
4.75%, 4/1/2014	325,000	310,741
5.3%, 3/1/2013 (a)	100,000	99,701
6.6%, 4/1/2012	50,000	52,804
Nationwide Financial Services, 5.9%, 7/1/2012	25,000	25,479
Principal Life Income Fundings, 5.1%, 4/15/2014	25,000	24,514
ProLogis (REIT):
5.5%, 3/1/2013	20,000	19,937
5.75%, 4/1/2016	25,000	25,153
Protective Life Secured Trust, Series 2004-A, 4.0%, 4/1/2011	25,000	23,796
Prudential Financial, Inc., Series B, 5.1%, 9/20/2014	100,000	97,678
Regions Financial Corp., 6.375%, 5/15/2012	50,000	52,263
Simon Property Group LP, 6.35%, 8/28/2012	100,000	104,088
SLM Corp.:
Series A, 4.0%, 1/15/2009	150,000	146,669
Series A, 5.0%, 10/1/2013	25,000	24,378
Swiss Bank Corp., 7.0%, 10/15/2015	100,000	110,915
The Goldman Sachs Group, Inc.:
5.125%, 1/15/2015	50,000	48,854
5.15%, 1/15/2014	100,000	98,510
5.5%, 11/15/2014	200,000	200,400
6.125%, 2/15/2033	50,000	50,948
6.45%, 5/1/2036	25,000	26,010
6.6%, 1/15/2012	50,000	52,858
6.65%, 5/15/2009	15,000	15,486
6.875%, 1/15/2011	50,000	52,929
7.35%, 10/1/2009	50,000	52,746
Toyota Motor Credit Corp., 5.5%, 12/15/2008	30,000	30,088
US Bank National Association:
4.8%, 4/15/2015	100,000	95,736
6.375%, 8/1/2011	100,000	104,389
Verizon Global Funding Corp.:
7.75%, 12/1/2030	50,000	58,649
7.75%, 6/15/2032	100,000	117,335
Wachovia Bank NA:
4.875%, 2/1/2015	75,000	72,162
5.0%, 8/15/2015	200,000	193,733
Wachovia Corp., 4.875%, 2/15/2014	50,000	48,195
Washington Mutual, Inc.:
4.375%, 1/15/2008	150,000	148,459
5.25%, 9/15/2017	20,000	19,285
Wells Fargo & Co.:
4.95%, 10/16/2013 (a)	50,000	48,683
5.0%, 11/15/2014	50,000	48,564
5.125%, 9/15/2016	50,000	48,858
Wells Fargo Bank NA:
6.45%, 2/1/2011	75,000	78,324
7.55%, 6/21/2010	200,000	214,358
Wells Fargo Financial, Inc., 5.5%, 8/1/2012	25,000	25,293
		10,341,705
Health Care 0.5%
Aetna, Inc., 6.625%, 6/15/2036	50,000	53,468
Amgen, Inc., 4.85%, 11/18/2014	25,000	24,206
Boston Scientific Corp., 7.0%, 11/15/2035 (a)	25,000	24,905
Medtronic, Inc., Series B, 4.75%, 9/15/2015	25,000	23,683
Merck & Co, Inc., 6.4%, 3/1/2028	250,000	267,172
Schering-Plough Corp.:
5.55%, 12/1/2013	50,000	50,145
6.75%, 12/1/2033	25,000	27,116
UnitedHealth Group, Inc.:
4.875%, 4/1/2013	25,000	24,175
5.0%, 8/15/2014	50,000	48,470
WellPoint Health Networks, Inc., 6.375%, 1/15/2012	100,000	104,113
Wyeth, 4.375%, 3/1/2008	100,000	98,950
		746,403
Industrials 1.0%
Archer-Daniels-Midland Co., 5.935%, 10/1/2032	75,000	76,035
Burlington Northern Santa Fe Corp., 5.9%, 7/1/2012	100,000	102,397
Caterpillar, Inc.:
6.05%, 8/15/2036	50,000	51,467
7.3%, 5/1/2031	70,000	83,693
CRH America, Inc., 5.3%, 10/15/2013	100,000	97,352
FedEx Corp., 9.65%, 6/15/2012	50,000	59,545
General Dynamics Corp., 5.375%, 8/15/2015	100,000	100,438
Honeywell International, Inc., 7.5%, 3/1/2010	25,000	26,657
M.D.C. Holdings, Inc., 5.375%, 7/1/2015 (a)	25,000	23,171
Norfolk Southern Corp.:
5.64%, 5/17/2029	96,000	92,754
6.2%, 4/15/2009	50,000	50,942
7.8%, 5/15/2027	4,000	4,891
Northrop Grumman Corp., 7.125%, 2/15/2011	100,000	106,666
Pulte Homes, Inc., 6.375%, 5/15/2033	100,000	93,366
Raytheon Co., 7.2%, 8/15/2027	75,000	87,338
Republic Services, Inc., 7.125%, 5/15/2009	10,000	10,392
Union Pacific Corp., 6.65%, 1/15/2011	50,000	52,257
United Technologies Corp.:
6.1%, 5/15/2012 (a)	50,000	51,928
7.125%, 11/15/2010	50,000	53,240
Waste Management, Inc.:
6.5%, 11/15/2008	50,000	50,940
7.0%, 7/15/2028	50,000	53,662
		1,329,131
Information Technology 0.5%
First Data Corp., 4.85%, 10/1/2014	62,000	58,891
Hewlett-Packard Co., 6.5%, 7/1/2012	50,000	52,997
International Business Machines Corp.:
4.75%, 11/29/2012	100,000	97,626
6.5%, 1/15/2028	125,000	136,513
Motorola, Inc., 7.625%, 11/15/2010	8,000	8,614
Oracle Corp., 5.25%, 1/15/2016	100,000	97,890
Pitney Bowes, Inc., 3.875%, 6/15/2013	100,000	91,535
Scana Corp.:
6.25%, 2/1/2012	60,000	61,981
6.875%, 5/15/2011	25,000	26,360
		632,407
Materials 0.5%
Alcoa, Inc.:
6.0%, 1/15/2012	25,000	25,653
7.375%, 8/1/2010	100,000	106,605
Dow Chemical Co., 6.0%, 10/1/2012	100,000	102,746
E.I. du Pont de Nemours & Co., 6.875%, 10/15/2009	150,000	156,597
Meadwestvaco Corp., 6.85%, 4/1/2012	70,000	73,354
Praxair, Inc., 3.95%, 6/1/2013	50,000	46,203
Weyerhaeuser Co., 6.75%, 3/15/2012	150,000	157,314
		668,472
Telecommunication Services 0.9%
Ameritech Capital Funding, 6.55%, 1/15/2028	100,000	98,984
AT&T, Inc.:
5.1%, 9/15/2014	25,000	24,274
5.875%, 8/15/2012	150,000	153,007
BellSouth Corp.:
5.2%, 9/15/2014	50,000	48,796
5.2%, 12/15/2016	50,000	47,981
6.0%, 11/15/2034 (a)	100,000	96,011
Cingular Wireless LLC, 6.5%, 12/15/2011	75,000	78,588
Embarq Corp.:
7.082%, 6/1/2016	75,000	76,351
7.995%, 6/1/2036	25,000	26,016
GTE North, Inc., 5.65%, 11/15/2008	100,000	100,300
Motorola, Inc., 7.5%, 5/15/2025	50,000	57,997
New Cingular Wireless Services, Inc., 7.875%, 3/1/2011	100,000	109,077
Sprint Capital Corp.:
6.875%, 11/15/2028	195,000	195,197
8.375%, 3/15/2012	75,000	83,354
Verizon New York, Inc., Series A, 6.875%, 4/1/2012 (a)	25,000	25,918
Verizon Virginia, Inc., 4.625%, 3/15/2013	100,000	93,910
		1,315,761
Utilities 1.2%
American Electric Power Co., Inc., 5.25%, 6/1/2015	100,000	97,621
Arizona Public Service, 6.5%, 3/1/2012	25,000	25,826
Atmos Energy Corp., 4.95%, 10/15/2014 (a)	25,000	23,596
Boston Edison Co., 4.875%, 4/15/2014	25,000	24,278
Cleveland Electric Illuminating Co., Series D, 7.88%, 11/1/2017	75,000	87,677
Consolidated Edison Co. of New York, Inc., 4.875%, 2/1/2013	50,000	48,811
Consolidated Natural Gas Corp., 6.625%, 12/1/2008	200,000	204,280
Constellation Energy Group, 4.55%, 6/15/2015 (a)	30,000	27,773
Dominion Resources, Inc., Series A, 8.125%, 6/15/2010	90,000	97,599
DTE Energy Co., 7.05%, 6/1/2011	50,000	52,984
Exelon Corp., 6.75%, 5/1/2011	50,000	52,226
Florida Power & Light Co., 4.95%, 6/1/2035	50,000	44,463
General Electric Co., 5.0%, 2/1/2013	100,000	98,890
KeySpan Corp., 8.0%, 11/15/2030	50,000	61,381
KeySpan Gas East Corp., 7.875%, 2/1/2010	25,000	26,689
Kinder Morgan, Inc., 6.5%, 9/1/2012	50,000	50,237
National Rural Utilities Cooperative Finance Corp., 8.0%, 3/1/2032	100,000	128,044
Pacific Gas & Electric Co., 6.05%, 3/1/2034	125,000	126,072
Progress Energy, Inc.:
6.85%, 4/15/2012	35,000	37,211
7.1%, 3/1/2011	42,000	44,728
PSI Energy, Inc., 5.0%, 9/15/2013	50,000	48,319
Public Service Co. of Colorado, 4.875%, 3/1/2013	75,000	73,078
Sempra Energy:
6.0%, 2/1/2013	25,000	25,497
7.95%, 3/1/2010	25,000	26,821
Southern California Edison Co., 6.0%, 1/15/2034	50,000	50,977
Wisconsin Energy Corp., 6.5%, 4/1/2011	50,000	51,912
		1,636,990
Total Corporate Bonds (Cost $21,831,354)		21,908,370

Foreign Bonds — US$ Denominated 5.3%
Consumer Discretionary 0.0%
British Sky Broadcasting Group PLC, 6.875%, 2/23/2009	50,000	51,472
Energy 0.4%
Alberta Energy Co., Ltd., 7.65%, 9/15/2010	10,000	10,745
Canadian National Resources Ltd., 5.45%, 10/1/2012 (a)	25,000	24,710
Conoco Funding Co., 6.35%, 10/15/2011	100,000	104,545
EnCana Corp., 4.75%, 10/15/2013	50,000	47,469
Pemex Project Funding Master Trust:
7.375%, 12/15/2014 (a)	100,000	110,100
7.875%, 2/1/2009	50,000	52,400
9.125%, 10/13/2010	150,000	168,225
Petro-Canada, 5.95%, 5/15/2035	100,000	94,824
		613,018
Financials 2.4%
Apache Finance Canada, 7.75%, 12/15/2029	25,000	30,412
Asian Development Bank, 4.5%, 9/4/2012	250,000	242,757
Axa, 8.6%, 12/15/2030	50,000	64,828
Barclays Bank PLC, 7.4%, 12/15/2009	60,000	63,545
British Transco Finance, Inc., 6.625%, 6/1/2018	100,000	106,566
China Development Bank, 5.0%, 10/15/2015 (a)	50,000	48,653
Corp. Andina De Fomento:
5.2%, 5/21/2013	75,000	73,688
6.875%, 3/15/2012	10,000	10,634
Deutsche Telekom International Finance BV:
5.25%, 7/22/2013	100,000	97,630
8.0%, 6/15/2010	50,000	54,142
Dow Capital BV, 9.2%, 6/1/2010	50,000	55,870
European Investment Bank:
4.0%, 3/3/2010	250,000	243,378
4.625%, 5/15/2014	450,000	440,013
HSBC Holdings PLC, 7.5%, 7/15/2009	150,000	158,082
Koninklijke (Royal) KPN NV:
8.0%, 10/1/2010	25,000	26,975
8.375%, 10/1/2030	50,000	57,288
Korea Development Bank, 4.625%, 9/16/2010	100,000	97,773
Kreditanstalt fuer Wiederaufbau:
3.5%, 3/14/2008	200,000	195,543
4.25%, 6/15/2010 (a)	110,000	107,432
7.0%, 3/1/2013	275,000	302,241
Landwirtschaftliche Rentenbank, 3.875%, 3/15/2010	250,000	241,540
National Australia Bank Ltd., Series A, 8.6%, 5/19/2010	50,000	55,135
National Westminster Bank PLC, 7.375%, 10/1/2009	50,000	52,654
Royal Bank of Scotland Group PLC:
5.05%, 1/8/2015	100,000	97,548
7.648%, 9/30/2031	50,000	58,704
Santander Central Hispano Issuances, 7.625%, 9/14/2010	50,000	54,018
Svensk Exportkredit AB, Series C, 4.0%, 6/15/2010	100,000	96,575
The International Bank for Reconstruction & Development, 8.625%, 10/15/2016	100,000	126,581
		3,260,205
Industrials 0.1%
Canadian National Railway Co., 4.4%, 3/15/2013	50,000	47,550
Tyco International Group SA:
6.0%, 11/15/2013	20,000	20,693
6.375%, 10/15/2011	40,000	41,860
7.0%, 6/15/2028	50,000	57,375
		167,478
Materials 0.1%
Alcan, Inc.:
4.5%, 5/15/2013	100,000	94,134
4.875%, 9/15/2012	10,000	9,699
5.2%, 1/15/2014	25,000	24,354
		128,187
Sovereign Bonds 1.6%
Canadian Government, 5.25%, 11/5/2008 (a)	100,000	100,488
Government of Malaysia, 8.75%, 6/1/2009	10,000	10,770
Kingdom of Sweden, 12.0%, 2/1/2010	220,000	263,165
Province of British Columbia, 5.375%, 10/29/2008	50,000	50,326
Province of Manitoba, 5.5%, 10/1/2008	200,000	201,384
Province of Nova Scotia, 5.75%, 2/27/2012	50,000	51,478
Province of Ontario:
4.375%, 2/15/2013	100,000	96,545
4.5%, 2/3/2015 (a)	150,000	144,983
Province of Quebec, 5.75%, 2/15/2009	50,000	50,685
Republic of Chile, 6.875%, 4/28/2009 (a)	10,000	10,375
Republic of Italy:
4.5%, 1/21/2015	250,000	239,751
6.875%, 9/27/2023 (a)	200,000	230,878
Republic of Korea, 8.875%, 4/15/2008	50,000	52,411
United Mexican States:
6.375%, 1/16/2013	350,000	368,025
Series A, 7.5%, 4/8/2033	55,000	64,900
Series A, 9.875%, 2/1/2010 (a)	190,000	214,985
		2,151,149
Telecommunication Services 0.5%
British Telecommunications PLC:
8.625%, 12/15/2010	50,000	55,801
9.125%, 12/15/2030	70,000	95,751
France Telecom SA:
7.75%, 3/1/2011	75,000	81,696
8.5%, 3/1/2031	75,000	98,455
Nippon Telegraph & Telephone Corp., 6.0%, 3/25/2008 (a)	10,000	10,082
Telecom Italia Capital:
5.25%, 10/1/2015	50,000	46,705
6.375%, 11/15/2033	75,000	70,862
Telefonica Europe BV, 7.75%, 9/15/2010	125,000	134,255
Vodafone Group PLC:
5.0%, 12/16/2013	100,000	96,649
7.75%, 2/15/2010	50,000	53,284
		743,540
Utilities 0.2%
Hydro-Quebec, Series HY, 8.4%, 1/15/2022	100,000	129,817
Ontario Electricity Financial Corp., 6.1%, 1/30/2008	35,000	35,264
United Utilities PLC, 5.375%, 2/1/2019	30,000	28,434
		193,515
Total Foreign Bonds — US$ Denominated (Cost $7,244,479)		7,308,564

Asset Backed 1.5%
Automobile Receivables 0.4%
Capital One Prime Auto Receivables Trust,"A3", Series 82006-1, 4.99%, 9/15/2010	100,000	99,737
Chase Manhattan Auto Owner Trust,"A4", Series 2006-B, 5.11%, 4/15/2014	100,000	100,178
Daimler Chrysler Auto Trust,"A4", Series 2006-C, 4.98%, 11/8/2011	100,000	99,753
Household Automotive Trust,"A3", Series 2005-3, 4.8%, 10/18/2010	100,000	99,539
Nissan Auto Receivables Owner Trust,"A4", Series 2005-C, 4.31%, 3/15/2011	100,000	98,213
		497,420
Credit Card Receivables 0.6%
Capital One Multi-Asset Execution Trust,"A7", Series 2005-A7, 4.7%, 6/15/2015	100,000	98,301
Chase Issuance Trust,"A4", Series 2005-A4, 4.23%, 1/15/2013	50,000	48,794
Citibank Credit Card Issuance Trust,"A10", Series 2003-A10, 4.75%, 12/10/2015	100,000	97,682
Citibank Credit Card Master Trust I,"A", Series 1999-2, 5.875%, 3/10/2011	100,000	101,570
MBNA Credit Card Master Note Trust:
"A1", Series 2005-A1, 4.2%, 9/15/2010	100,000	98,779
"A1", Series 2006-A1, 4.9%, 7/15/2011	200,000	199,366
MBNA Master Credit Card Trust:
"A", Series 1999-B, 5.9%, 8/15/2011	50,000	50,885
"A", Series 1999-J, 7.0%, 2/15/2012	200,000	209,868
		905,245
Home Equity Loans 0.3%
Chase Funding Mortgage Loan,"1A4", Series 2004-2, 5.323%, 5/25/2031	100,000	99,525
Countrywide Asset-Backed Certificates:
"AF3", Series 2005-1, 4.575%, 7/25/2035	82,111	81,471
"A6", Series 2006-S9, 5.588%, 8/25/2036	100,000	99,996
GMAC Mortgage Corp. Loan Trust,"A5", Series 2004-HE5, 4.865%, 9/25/2034	100,000	98,282
		379,274
Miscellaneous 0.2%
Centerpoint Energy Transition II,"A4", Series 2005-A, 5.17%, 8/1/2019	100,000	99,140
Detroit Edison Securitization,"A3", Series 2001-1, 5.875%, 3/1/2010	53,206	53,383
Oncor Electric Delivery Transition Bond Co.,"A3", Series 2003-1, 4.95%, 2/15/2015	100,000	99,545
		252,068
Total Asset Backed (Cost $2,046,187)		2,034,007

US Government Sponsored Agencies 9.1%
Federal Home Loan Bank:
2.75%, 3/14/2008	625,000	607,579
3.875%, 6/14/2013 (a)	1,000,000	939,939
4.5%, 11/15/2012 (a)	1,000,000	976,272
Federal Home Loan Mortgage Corp.:
4.125%, 7/12/2010 (a)	1,000,000	974,504
4.25%, 7/15/2009	2,000,000	1,966,128
4.5%, 1/15/2013 (a)	500,000	487,611
5.25%, 5/21/2009	2,000,000	2,011,864
6.75%, 9/15/2029	3,000	3,606
7.0%, 3/15/2010	450,000	477,140
Federal National Mortgage Association:
4.25%, 5/15/2009 (a)	750,000	737,992
5.25%, 4/15/2007	1,000,000	1,000,204
5.25%, 1/15/2009	500,000	502,139
6.25%, 5/15/2029 (a)	450,000	511,608
6.96%, 4/2/2007	500,000	502,161
7.125%, 1/15/2030 (a)	50,000	62,760
7.25%, 5/15/2030 (a)	650,000	829,378
Total US Government Sponsored Agencies (Cost $12,681,198)		12,590,885

US Government Agency Sponsored Pass-Throughs 30.6%
Federal Home Loan Mortgage Corp.:
4.0%, 1/1/2020	793,016	745,707
4.5%, 11/1/2020	1,804,885	1,739,771
5.0%, with various maturities from 12/1/2017 until 9/1/2035	5,458,501	5,289,331
5.5%, with various maturities from 11/1/2013 until 6/1/2035**	5,552,166	5,499,445
6.0%, with various maturities from 10/1/2034 until 11/1/2036	2,910,801	2,933,048
6.5%, with various maturities from 12/1/2014 until 9/1/2034	731,217	745,662
7.0%, with various maturities from 12/1/2024 until 12/1/2026	58,690	60,528
7.5%, with various maturities from 5/1/2024 until 7/1/2027	22,200	23,176
Federal National Mortgage Association:
4.5%, with various maturities from 2/1/2020 until 7/1/2035	2,788,949	2,665,302
5.0%, with various maturities from 11/1/2020 until 4/1/2036**	8,185,051	7,969,587
5.5%, with various maturities from 1/1/2021 until 6/1/2036	7,057,908	6,987,219
6.0%, with various maturities from 10/1/2009 until 6/1/2036**	4,703,067	4,743,302
6.5%, with various maturities from 1/1/2018 until 11/1/2036	1,929,264	1,970,340
7.0%, with various maturities from 6/1/2012 until 12/1/2033	657,545	676,280
7.5%, with various maturities from 1/1/2024 until 4/1/2028	39,141	40,860
8.0%, with various maturities from 12/1/2021 until 11/1/2031	64,830	68,423
8.5%, with various maturities from 12/1/2025 until 8/1/2031	29,308	31,471
Total US Government Agency Sponsored Pass-Throughs (Cost $42,674,539)		42,189,452

Commercial and Non-Agency Mortgage-Backed Securities 4.5%
Banc of America Commercial Mortgage, Inc.:
"A4", Series 2004-1, 4.76%, 11/10/2039	200,000	193,532
"A3", Series 2003-2, 4.873%, 3/11/2041	300,000	294,948
Bear Stearns Commercial Mortgage Securities, Inc.:
"A2", Series 1999-WF2, 7.08%, 7/15/2031	400,000	412,918
"A1", Series 2000-WF2, 7.11%, 10/15/2032	148,406	150,228
"A2", Series 2000-WF1, 7.78%, 2/15/2032	150,000	158,882
Capco America Securitization Corp., "A1B", Series 1998-D7, 6.26%, 10/15/2030	100,000	101,168
Citigroup Commercial Mortgage Trust, "A4", Series 2004-C1, 5.356%*, 4/15/2040	100,000	100,709
Commercial Mortgage Pass-Through Certificate, "A2", Series 2004-LB4A, 4.049%, 10/15/2037	200,000	194,127
Credit Suisse Mortgage Capital Certificates, "A4", Series 2006-C1, 5.556%*, 2/15/2039	180,000	182,892
CS First Boston Mortgage Securities Corp.:
"A2", Series 2003-CPN1, 4.597%, 3/15/2035	215,000	207,550
"A3", Series 2001-CF2, 6.238%, 2/15/2034	163,818	164,463
DLJ Commercial Mortgage Corp., "A1B", Series 1998-CG1, 6.41%, 6/10/2031	78,261	78,971
First Union National Bank Commercial Mortgage:
"A2", Series 2001-C4, 6.223%, 12/12/2033	150,000	155,827
"A1", Series 1999-C4, 7.184%, 12/15/2031	12,303	12,340
GE Capital Commercial Mortgage Corp., "A4", Series 2003-C2, 5.145%, 7/10/2037	337,000	334,704
GMAC Commercial Mortgage Securities, Inc., "A4", Series 2003-C3, 5.023%, 4/10/2040	200,000	196,895
Greenwich Capital Commercial Funding Corp., "A7", Series 2004-GG1, 5.317%, 6/10/2036	200,000	199,801
GS Mortgage Securities Corp. II:
"A4A", Series 2005-GG4, 4.751%, 7/10/2039	100,000	96,328
"A6", Series 2004-GG2, 5.396%, 8/10/2038	100,000	100,380
JPMorgan Chase Commercial Mortgage Securities Corp.:
"A2", Series 2004-C1, 4.302%, 1/15/2038	300,000	288,988
"A2", Series 2002-CIB5, 5.161%, 10/12/2037	200,000	198,791
"A4", Series 2006-CB15, 5.814%, 6/12/2043	250,000	258,573
"A4", Series 2006-LDP7, 5.876%*, 4/15/2045	100,000	104,472
LB Commercial Conduit Mortgage Trust, "A1", Series 1999-C2, 7.105%, 10/15/2032	4,130	4,138
LB-UBS Commercial Mortgage Trust:
"A4", Series 2003-C3, 4.166%, 5/15/2032	250,000	235,531
"A4", Series 2002-C1, 6.462%, 3/15/2031	200,000	210,652
"A2", Series 2001-C2, 6.653%, 11/15/2027	100,000	105,229
Merrill Lynch Mortgage Trust:
"A4", Series 2005-MCP1, 4.747%, 6/12/2043	200,000	192,197
"A6", Series 2005-CKI1, 5.244%*, 11/12/2037	100,000	99,838
Merrill Lynch/Countrywide Commercial Mortgage Trust, "A4", Series 2006-1, 5.435%*, 2/12/2039	200,000	202,403
Morgan Stanley Capital I, "A4", Series 2005-HQ5, 5.168%, 1/14/2042	250,000	247,139
Morgan Stanley Dean Witter Capital I:
"A2", Series 2002-TOP7, 5.98%, 1/15/2039	185,000	190,890
"A2", Series 1999-LIFE, 7.11%, 4/15/2033	100,000	103,828
Wachovia Bank Commercial Mortgage Trust:
"A3", Series 2003-C9, 4.608%, 12/15/2035	100,000	97,612
"A4", Series 2004-C15, 4.803%, 10/15/2041	200,000	193,105
"A4", Series 2006-C23, 5.418%, 1/15/2045	200,000	200,919
Total Commercial and Non-Agency Mortgage-Backed Securities (Cost $6,269,714)		6,270,968

Municipal Bonds and Notes 0.1%
Illinois, State General Obligation, Taxable Pension, 5.1%, 6/1/2033	75,000	71,940
Oregon, State General Obligation, Taxable Pension, 5.892%, 6/1/2027	25,000	26,224
Total Municipal Bonds and Notes (Cost $94,501)		98,164

Government National Mortgage Association 3.4%
Government National Mortgage Association:
5.0%, 9/1/2033**	500,000	486,094
5.5%, with various maturities from 9/15/2033 until 3/15/2035	2,273,495	2,261,688
6.0%, with various maturities from 2/15/2029 until 8/15/2035	956,040	969,891
6.5%, with various maturities from 11/15/2023 until 8/15/2034	660,096	677,123
7.5%, with various maturities from 8/15/2029 until 6/15/2032	75,209	78,501
8.0%, with various maturities from 7/15/2022 until 3/15/2032	135,662	143,777
8.5%, 11/15/2029	23,449	25,157
9.0%, 1/15/2023	28,652	30,941
Total Government National Mortgage Association (Cost $4,717,162)		4,673,172

US Treasury Obligations 25.5%
US Treasury Bonds:
4.5%, 2/15/2036 (a)	550,000	523,016
5.375%, 2/15/2031 (a)	1,670,000	1,788,857
6.0%, 2/15/2026 (a)	810,000	918,654
6.25%, 8/15/2023 (a)	700,000	805,711
7.25%, 8/15/2022 (a)	590,000	739,943
7.625%, 11/15/2022 (a)	90,000	116,831
7.875%, 2/15/2021 (a)	300,000	390,680
8.0%, 11/15/2021 (a)	565,000	748,978
8.75%, 5/15/2020 (a)	300,000	413,719
8.75%, 8/15/2020 (a)	450,000	622,125
US Treasury Notes:
3.125%, 10/15/2008 (a)	3,750,000	3,641,749
3.5%, 8/15/2009 (a)	1,500,000	1,454,649
3.5%, 11/15/2009 (a)	1,750,000	1,692,647
3.625%, 7/15/2009 (a)	500,000	486,817
3.875%, 9/15/2010 (a)	1,500,000	1,458,105
4.125%, 5/15/2015 (a)	540,000	518,505
4.25%, 1/15/2011 (a)	2,700,000	2,655,283
4.375%, 11/15/2008 (a)	1,650,000	1,636,722
4.5%, 2/15/2009 (a)	2,900,000	2,882,441
4.5%, 11/15/2010 (a)	1,000,000	992,891
4.5%, 11/15/2015 (a)	3,080,000	3,032,596
4.5%, 2/15/2016 (a)	1,660,000	1,633,543
4.625%, 2/29/2008 (a)	1,500,000	1,493,672
4.625%, 11/15/2016 (a)	1,350,000	1,341,141
4.75%, 12/31/2008	1,000,000	998,828
4.875%, 8/15/2016 (a)	2,225,000	2,251,595
Total US Treasury Obligations (Cost $35,283,979)		35,239,698
	Shares	Value ($)

Securities Lending Collateral 29.1%
Daily Assets Fund Institutional, 5.34% (b) (c) (Cost $40,168,583)	40,168,583	40,168,583

Cash Equivalents 3.9%
Cash Management QP Trust, 5.46% (d) (Cost $5,319,826)	5,319,826	5,319,826
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $178,331,522)+	128.9	177,801,689
Other Assets and Liabilities, Net	(28.9)	(39,812,428)
Net Assets	100.0	137,989,261
* Floating rate notes are securities whose yields vary with a designated market index or maturity rate, such as the coupon-equivalent of the US Treasury Bill rate. These securities are shown at their current rate as of December 31, 2006.
** When-issued security included.
+ The cost for federal income tax purposes was $178,331,522. At December 31, 2006, net unrealized depreciation for all securities based on tax cost was $529,833. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $1,336,701 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $1,866,534.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $38,927,385 which is 28.2% of net assets.
(b) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Represents collateral held in connection with securities lending.
(d) Cash Management QP Trust, an affilated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

Included in the portfolio are investments in mortgage or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal Home Loan Mortgage Corp, Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Investments: Investments in securities, at value (cost $132,843,113) — including $38,927,385 of securities loaned	$ 132,313,280
Investment in Cash Management QP Trust (cost $5,319,826)	5,319,826
Investment in Daily Assets Fund Institutional (cost $40,168,583)*	40,168,583
Total investments in securities, at value (cost $178,331,522)	177,801,689
Cash	267,589
Receivable for Fund shares sold	2,489,734
Interest receivable	1,349,505
Due from Advisor	1,378
Other assets	15,617
Total assets	181,925,512
Liabilities
Distributions payable	109,842
Payable upon return of securities loaned	40,168,583
Payable for investments purchased	1,359,384
Payable for when issued and forward delivery securities	1,990,556
Payable for Fund shares redeemed	157,281
Other accrued expenses and payables	150,605
Total liabilities	43,936,251
Net assets, at value	$ 137,989,261
Net Assets
Net assets consist of: Undistributed net investment income	77,218
Net unrealized appreciation (depreciation) on investment securities	(529,833)
Accumulated net realized gain (loss)	(186,429)
Paid-in capital	138,628,305
Net assets, at value	$ 137,989,261
Net Asset Value
Net Asset Value, offering and redemption price(a) per share ($137,989,261 ÷ 13,672,473 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.09
* Represents collateral on securities loaned.
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006(a)
Investment Income
Net investment income allocated from the U.S. Bond Index Portfolio: Interest	$ 247,465
Interest — Cash Management QP Trust	4,980
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	3,464
Expenses allocated from the Portfolio(b)	(4,347)
Net investment income (loss) allocated from the U.S. Bond Index Portfolio	251,562
Interest	6,109,010
Interest — Cash Management QP Trust	171,429
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	43,934
Total Income	6,575,935
Expenses: Investment management fee	185,613
Administrative service fee	103,025
Administration fee	77,512
Services to shareholders	23,627
Custodian fee	11,311
Auditing	57,052
Legal	70,250
Trustees' fees and expenses	8,310
Reports to shareholders	51,099
Registration fees	23,165
Pricing service fee	76,986
Other	12,748
Total expenses before expense reductions	700,698
Expense reductions	(503,300)
Total expenses after expense reductions	197,398
Net investment income	6,378,537
(a) On January 13, 2006, the U.S. Bond Index Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Operations includes the DWS U.S. Bond Index Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).
(b) For the period from January 1, 2006 through January 13, 2006, the Advisor of the U.S. Bond Index Portfolio waived/reimbursed fees in the amount of $29,093, which was allocated to the Fund.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006(a) (continued)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) allocated from the U.S. Bond Index Portfolio from investments	(75,921)
Net realized gain (loss) from investments	(110,508)
(186,429)
Net unrealized appreciation (depreciation) during the period allocated from the U.S. Bond Index Portfolio on investments	517,684
Net unrealized appreciation (depreciation) during the period on investments	(1,164,115)
(646,431)
Net gain (loss) on investment transactions	(832,860)
Net increase (decrease) in net assets resulting from operations	$ 5,545,677
(a) On January 13, 2006, the U.S. Bond Index Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Operations includes the DWS U.S. Bond Index Fund's information as a stand-alone and feeder fund for the respective periods (see Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006[a]	2005
Operations: Net investment income	$ 6,378,537	$ 6,845,881
Net realized gain (loss) on investment transactions	(186,429)	187,957
Net unrealized appreciation (depreciation) during the period on investment transactions	(646,431)	(3,470,654)
Net increase (decrease) in net assets resulting from operations	5,545,677	3,563,184
Distributions to shareholders from: Net investment income	(6,382,180)	(6,837,606)
Net realized gains	(74,461)	(285,778)
Fund share transactions: Proceeds from shares sold	36,165,813	32,369,863
Reinvestment of distributions	5,313,785	6,024,824
Cost of shares redeemed	(23,059,235)	(74,141,912)
Redemption fees	387	826
Net increase (decrease) in net assets from Fund share transactions	18,420,750	(35,746,399)
Increase (decrease) in net assets	17,509,786	(39,306,599)
Net assets at beginning of period	120,479,475	159,786,074
Net assets at end of period (including undistributed net investment income of $77,218 and $8,961, respectively)	$ 137,989,261	$ 120,479,475
a On January 13, 2006, the U.S. Bond Index Portfolio, a master portfolio for a master-feeder structure, closed. The Statement of Changes in Net Assets includes the DWS U.S. Bond Index Fund's information as a stand-alone and feeder fund for the respective periods (See Note A in the Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 10.18	$ 10.41	$ 10.46	$ 10.60	$ 10.42
Income (loss) from investment operations: Net investment income (loss)[a]	.49	.43	.37	.44	.52
Net realized and unrealized gain (loss) on investment transactions	(.07)	(.20)	.06	(.05)	.50
Total from investment operations	.42	.23	.43	.39	1.02
Less distributions from: Net investment income	(.50)	(.44)	(.37)	(.42)	(.52)
Net realized gain on investment transactions	(.01)	(.02)	(.11)	(.11)	(.32)
Total distributions	(.51)	(.46)	(.48)	(.53)	(.84)
Redemption fees	.00*	.00*	—	—	—
Net asset value, end of period	$ 10.09	$ 10.18	$ 10.41	$ 10.46	$ 10.60
Total Return (%)[b]	4.19	2.22	4.27	3.75	10.04
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	138	120	160	143	100
Ratio of expenses before expense reductions, including expenses allocated from the U.S. Bond Index Portfolio (%)	.55	.57	.48	.50	.52
Ratio of expenses after expense reductions, including expenses allocated from the U.S. Bond Index Portfolio (%)	.16	.15	.15	.15	.15
Ratio of net investment income (loss) (%)	4.94	4.24	3.57	4.27	4.94
Portfolio turnover rate	25[d]	45[c]	71[c]	173[c]	235[c]
[a] Based on average shares outstanding during the period.
[b] Total return would have been lower had certain expenses not been reduced.
[c] The portfolio turnover rates including mortgage dollar roll transactions were 203%, 341%, 271% and 266% for the periods ended December 31, 2005, December 31, 2004, December 31, 2003 and December 31, 2002, respectively.
[d] On January 13, 2006, the U.S. Bond Index Portfolio was closed (See Note A in the Notes to Financial Statements). This ratio includes the purchase and sale of portfolio securities of the DWS U.S. Bond Index Fund as a stand-alone fund in addition to the U.S. Bond Index Portfolio.
* Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS U.S. Bond Index Fund (the "Fund") is a diversified series of the DWS Institutional Funds (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. On July 10, 2006, DWS U.S. Bond Index Fund became a series of DWS Institutional Funds, an open-end investment management company. Prior to July 10, 2006, DWS U.S. Bond Index Fund was a series of DWS Advisor II Funds, an open-end investment management company.

On August 8, 2005, the Board of Directors approved dissolving the DWS U.S. Bond Index Fund master-feeder structure, and converting the Fund to a stand-alone fund. On January 13, 2006, the Fund received net assets with a value of $121,508,592 which included net unrealized appreciation of $669,128 from the U.S. Bond Index Portfolio (the "Portfolio") in a tax free exchange for its beneficial ownership in the Portfolio. Activity prior to this conversion is included in the Financial Statements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid and asked quotations or evaluated price obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investments companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Mortgage Dollar Rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical, securities at an agreed upon price and date. During the period between the sale and repurchase, the Fund will not be entitled to earn interest and receive principal payment on securities sold. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a lower price for the security upon its repurchase or, alternatively, a fee. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

Certain risks may arise upon entering into mortgage dollar rolls from the potential inability of counterparties to meet the terms of their commitments. Additionally, the value of the securities sold by the Fund may decline below the repurchase price of those securities.

When-Issued/Delayed Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery securities from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At December 31, 2006, the Fund had a net tax basis capital loss carryforward of approximately $186,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2014, the expiration date, whichever occurs first.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At December 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 77,218
Capital loss carryforwards	$ (186,000)
Net unrealized appreciation (depreciation) on investments	$ (529,833)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended December 31,
	2006	2005
Distributions from ordinary income*	$ 6,385,429	$ 7,091,631
Distributions from long-term capital gains	$ 71,212	$ 31,753
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments and US Treasury obligations, including the purchases and sales of securities as a stand-alone fund and the U.S. Bond Index Portfolio) aggregated $22,174,668 and $23,483,510, respectively. Purchases and sales of US Treasury obligations aggregated $23,691,713 and $8,356,341, respectively.

C. Related Parties

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG. Deutsche Asset Management, Inc. ("DAMI" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Advisor for the Fund.

Effective December 31, 2006, DAMI merged with Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG. The Board of the Fund approved a new investment management agreement between the Fund and DIMA. The new investment management agreement is identical in substance to the current investment management agreement for the Fund, except for the named investment advisor.

Investment Management Agreement. Under the Amended and Restated Investment Management Agreement ("Investment Management Agreement",) the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The advisory fee payable under the Investment Management Agreement is equal to an annual rate of 0.15% of the Fund's average daily net assets, computed and accrued daily and payable monthly. Northern Trust Investments, N.A. ("NTI") serves as sub-advisor to the Fund and is paid by the Advisor for its services. NTI is responsible for the day to day management of the Fund.

For the period from January 1, 2006 through May 31, 2006, the Advisor and the Administrator had contractually agreed to waive a portion of their fees and/or reimburse expenses of the Fund to the extent necessary to maintain the annualized expenses at 0.15% including expenses allocated from the Portfolio. Effective June 1, 2006 through October 31, 2007, the Advisor and Administrator have contractually agreed to waive a portion of their fees and/or reimburse expenses of the Fund necessary to maintain the annual operating expenses at 0.15% (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses).

For the period January 1, 2006 through January 13, 2006, the Investment Advisory Fee charged to the Portfolio was $7,939, all of which was waived. In addition, the Advisor and Administrator reimbursed the Portfolio $18,508 of other expenses.

For the period from January 14, 2006 through December 31, 2006, the Investment Management Fee charged to the Fund was $185,613, all of which was waived.

In addition, under this arrangement the Advisor and Administrator reimbursed the Fund $113,138 of other expenses.

Administrative Service Fee. Prior to June 1, 2006, Investment Company Capital Corp. ("ICCC" or the "Administrator"), an indirect, wholly owned subsidiary of Deutsche Bank AG, was the Fund's Administrator. For its services as Administrator, ICCC received a fee (the "Administrative Service Fee") of 0.20% of the Fund's average daily net assets, computed and accrued daily and paid monthly. For the period from January 1, 2006 through May 31, 2006, the Administrative Service Fee charged to the Fund was $103,025, all of which was waived.

Effective June 1, 2006, the Administration Agreement with ICCC was terminated and the Fund entered into an Administrative Services Agreement with DIMA pursuant to which DIMA provided most administrative services to the Fund. For all services provides under the Administrative Services Agreement, the Fund pays DIMA a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period June 1, 2006 through December 31, 2006, the Administration Fee charged to the Fund was $77,512, all of which was waived.

For the period from January 1, 2006 through January 13, 2006, ICCC served as Administrator for the Portfolio and received a fee of 0.05% of the average daily net assets, computed and accrued daily and payable monthly. For the period January 1, 2006 through January 13, 2006, the Administrative Service Fee charged to the Portfolio was $2,646, all of which was waived.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. Prior to June 1, 2006, the fees were paid under the Administrative Service Agreement with ICCC. For the period from June 1, 2006 through December 31, 2006, the amount charged to the Fund by DWS-SISC aggregated $21,703, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended December 31, 2006, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $15,240, of which $6,360 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by its Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

For the year ended December 31, 2006, the Advisor reimbursed the Fund $2,133, which represented a portion of the expected fee savings for the Advisor through May 31, 2006, related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended December 31, 2006, the Fund's custodian fees were reduced by $176 for custody credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under this agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended December 31, 2006		Year Ended December 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold	3,607,748	$ 36,165,813	3,143,650	$ 32,369,863
Shares issued to shareholders in reinvestment of distributions	529,936	$ 5,313,785	586,077	$ 6,024,824
Shares redeemed	(2,299,112)	$ (23,059,235)	(7,251,945)	$ (74,141,912)
Redemption fees		$ 387		$ 826
Net increase (decrease)	1,838,572	$ 18,420,750	(3,522,218)	$ (35,746,399)

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Institutional Funds and Shareholders of DWS U.S. Bond Index Fund:

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS U.S. Bond Index Fund (the "Fund") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Boston, Massachusetts February 27, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $.001 per share from net long-term capital gains during its year ended December 31, 2006, of which 100% represents 15% rate gains.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's investment management agreement with DAMI and the sub-advisory agreement between DAMI and Northern Trust Investments, N.A. ("NTI") in September 2006. The Fund's investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DAMI and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fee paid to NTI is paid by DAMI out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DAMI is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DAMI's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's investment management agreement and the sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DAMI by similar funds and institutional accounts advised by DAMI (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were higher than the median (3rd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DAMI, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to seek implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DAMI of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Institutional Class shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DAMI helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DAMI, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Institutional Class shares) was in the 2nd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DAMI has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DAMI and NTI. The Board considered extensive information regarding DAMI, including DAMI's and NTI's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DAMI and NTI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DAMI and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DAMI during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DAMI the cost allocation methodology used to determine DAMI's profitability. In analyzing DAMI's costs and profits, the Board also reviewed the fees paid to and services provided by DAMI and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DAMI and its affiliates as a result of DAMI's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DAMI's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DAMI and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DAMI and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DAMI and NTI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DAMI and NTI, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DAMI and its affiliates) research services from third parties that are generally useful to DAMI and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DAMI's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DAMI's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DAMI to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DAMI's chief compliance officer; (ii) the large number of compliance personnel who report to DAMI's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the agreements.

In December 2006, the Board approved an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. ("DIMA") in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	87
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87
Martin J. Gruber (1937) Board Member since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87
Richard J. Herring (1946) Board Member since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	87
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87
Philip Saunders, Jr. (1935) Board Member since 1986	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	87
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		85
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Institutional Class
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Institutional Class
Nasdaq Symbol	BTUSX
CUSIP Number	23339C 750
Fund Number	548

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2006, DWS US Bond Index Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS US BOND INDEX FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$58,500	$128	$0	$0
2005	$17,700	$225	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$268,900	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS US Bond Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS US Bond Index Fund, a series of DWS Institutional Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	March 1, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	March 1, 2007